EXHIBIT 10.1

TELEHEALTHCARE, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of the date set forth on the signature page of this Agreement by and between TeleHealthCare, Inc., a publicly-owned Wyoming corporation (the “Company”), and each party who is a signatory hereto (individually, a “Subscriber” and collectively with other signatories of similar subscription agreements entered into in connection with the Offering described below, the “Subscribers”).

1. DESCRIPTION OF THE OFFERING. This Offering (the “Offering”) is for Series A Convertible Debentures (the “Debentures”) without interest, and due three (3) years after the date of issuance (the “Maturity Date”). The form of the Debentures is attached hereto as Appendix “A”. The Debenture is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the rate of the amount of principal and interest accrued under the Debenture divided by $0.0205 (the “Conversion Price”). We are offering a maximum of $205,000 of principal amount of Debentures (the “Maximum Offering”). All funds sent to the Company by offerees to purchase Units will be sent to and held in a noninterest-bearing escrow account (the “Escrow Account”) maintained by the Company’s attorneys Kane Kessler, P.C. (the “Escrow Agent”). The subscriptions will remain in the Escrow Account until subscriptions in the Maximum Amount have been received (the “Closing”). At the Closing, the Escrow Agent will be authorized to release funds to repay the Company’s creditors and repurchase approximately 64,500,000 shares of Common Stock. See, Section 9, Use of Proceeds.

1.1. The Offering is for a minimum Subscription of $5,000 and is being made only to accredited investors who qualify as accredited investors pursuant to suitability standards for investors described under Regulation D or non-U.S. investors as defined under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) and who have no need for liquidity in their investments. Prior to this Offering there was no public market for the Debentures and no assurance can be given that a market will develop for the Debentures or if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit form the same. The Company reserves the right, in its sole discretion, to accept fractional subscriptions. The Company has not engaged the services of a placement agent, but reserves the right in its sole discretion to do so in the future. If a placement agent is retained, it is anticipated the Company would be required to pay fees of funds it has actually raised for the sale of the Debentures of commissions equal to approximately ten percent (10%).

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

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2. OTHER TERMS OF THE OFFERING. The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto as Appendix “B”. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber. The Company, may in its sole discretion, accept fractional subscriptions.

3. SUBSCRIPTION PROCEDURES. To subscribe, the Subscriber must send a completed and executed copy of each this Subscription Agreement and the Subscriber Questionnaire to:

TeleHealthCare, Inc.

20111 Greeley Road

Lake Mathews, CA 92570

Attn: Derek Cahill

along with, either

·	payment of the Subscriber’s subscribed amount by wire transfer as follows:

Signature Bank

50 West 57th Street, 3rd Floor

New York, New York

Account Name: Kane Kessler, P.C., IOLA

Account # 1501363886

ABA # 026013576

Memo: TeleHealthCare, Inc.

or

·	payment of the Subscriber’s subscribed amount by check payable to “Kane Kessler, P.C., Escrow Agent for TeleHealthCare, Inc..”

4. TERMS OF THE SUBSCRIPTION.

4.1. The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, such number of Debentures at the price and for the aggregate subscription amount set forth on the signature page hereto. The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it. The Subscriber acknowledges and understands that acceptance of this Subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription. The Company reserves the right, in its sole discretion for any reason whatsoever, to accept or reject this subscription in whole or in part. Following the acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to the Subscriber an original Debenture purchased by the Subscriber pursuant to this Agreement against payment in U.S. Dollars of the Purchase Price (as defined below). If this subscription is rejected, the Company and the Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement.

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4.2. Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price for the Debentures set forth on the signature page hereof in an amount required to purchase and pay for the Debentures subscribed for hereunder (the “Purchase Price”), which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “Kane Kessler, P.C., Escrow Agent for TeleHealthCare, Inc..”

4.3. Subscriber understands and acknowledges that this subscription is part of a private placement by the Company of the Debentures, which offering is being made on a “best efforts” basis.

5. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber agrees, represents and warrants to the Company with respect to itself and its purchase hereunder and not with respect to any of the other Subscribers, that:

5.1. Organization and Qualification. If an entity, the Subscriber is duly incorporated, organized or otherwise formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or otherwise formed.

5.2. Authorization. If an entity: (a) the Subscriber has the requisite corporate or other requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; and (b) the execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by the Subscriber’s Board of Directors or other governing body and no further consent or authorization of the Subscriber, its Board of Directors or its shareholders, members or other interest holders is required.

5.3. Enforcement. This Agreement has been duly executed by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

5.4. Consents. The Subscriber is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby.

5.5. Non-contravention. Neither the execution and the delivery by the Subscriber of this Agreement, nor the consummation by the Subscriber of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Subscriber is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Subscriber is a party or by which the Subscriber is bound or to which any of its assets is subject.

5.6. Investment Purpose. The Subscriber is purchasing the Debentures (or, the “Securities”), for its own account and not with a present view toward the public sale or distribution thereof.

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5.7. Accredited Subscriber Status. The Subscriber is an “accredited investor” as defined in Regulation D and/or a non-U.S. citizen as defined in Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and has delivered to the Company a Confidential Subscriber Questionnaire substantially in the form of Appendix B attached hereto. The Subscriber hereby represents and warrants that, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Subscriber at its sole risk and expense) the Subscriber (a) has the capacity to protect its own interests in connection with the transaction contemplated hereby and/or (b) the Subscriber has prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, to the extent necessary, the Subscriber has retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Debentures hereunder; if an entity, the Subscriber was not formed for the sole purpose of purchasing the Debentures.

5.8. Reliance on Exemptions. The Subscriber agrees, acknowledges and understands that the Debentures are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that the Company and its counsel are relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Debentures.

5.9. No General Solicitation. No Debentures were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive any general solicitation or general advertising including, but not limited to, the Subscriber’s: (i) receipt or review of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attendance at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

5.10. Information. The Subscriber agrees, acknowledges and understands that the Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Debentures that have been requested by the Subscriber or its advisors, if any, the risk factors set forth therein. The Subscriber represents and warrants that the Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Subscriber agrees, acknowledges and understands that neither such inquiries nor any other due diligence investigation conducted by the Subscriber or any of its advisors or representatives modify, amend or affect the Subscriber’s right to rely on the Company’s representations and warranties contained herein.

5.11. Governmental Review. The Subscriber agrees, acknowledges and understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Debentures or an investment therein.

5.12. Transfer or Resale. The Subscriber agrees, acknowledges and understands that:

(a) the Securities have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws. Consequently, the Subscriber may have to bear the risk of holding the Securities for an indefinite period of time because the Securities may not be transferred unless: (i) the resale of the Securities and is registered pursuant to an effective registration statement under the Securities Act; (ii) the Subscriber has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

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(b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder; and

(c) except as set forth in herein, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder.

5.13. Legends.

(d) The Subscriber agrees, acknowledges and understands that the Securities and any shares of Common Stock into which the Debentures are convertible (the “Restricted Securities”) will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Restricted Securities):

[NEITHER] THESE SHARES [NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE OR EXCHANGEABLE] HAS/HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(e) The Subscriber agrees, acknowledges and understands that the Company will make a notation in the appropriate records with respect to the foregoing restrictions on the transferability of the Restricted Securities. Certificates evidencing the Restricted Securities shall not be required to contain such legend or any other legend (a) following any sale of the Restricted Securities pursuant to Rule 144, or (b) if the Restricted Securities are eligible for sale under Rule 144 or have been sold pursuant to a registration statement and in compliance with the Subscriber’s obligations set forth in this Agreement, or (c) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission), in each such case (a) through (c) to the extent reasonably determined by the Company’s legal counsel.

5.14. Residency. The Subscriber is a resident of the jurisdiction set forth immediately below the Subscriber’s name on the signature pages hereto.

5.15. Not a Registered Representative. The Subscriber agrees, acknowledges and understands that if it is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Confidential Subscriber Questionnaire attached hereto as Appendix B.

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5.16. No Brokers. The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

5.17. Integration. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Agreement.

5.18. Reliance on Representations. The Subscriber agrees, acknowledges and understands that the Company and its counsel, are entitled to rely on the representations, warranties and covenants made by the Subscriber herein.

6. REPRESENTATIONS BY THE COMPANY. The Company hereby makes the following representations and warranties to each Subscriber as follows:

6.1. Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, does not have and would not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any material agreement to which the Company is a party (a “Material Agreement”), (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Material Agreement (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

6.2. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of each of the Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

6.3. No Conflicts; No Violation. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the other transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or any subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of clause (ii), such as does not have and would not reasonably be expected to result in a Material Adverse Effect.

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6.4. Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.

6.5. Issuance of the Securities. The Shares of the Company purchased under this Agreement, will be duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for herein.

6.6. Capitalization. The capitalization of the Company is set forth on Schedule 6.6. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as set forth in Schedule 6.6, as a result of the purchase and sale of the Debentures, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Debentures, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Debentures. The issuance and sale of the Debentures will not obligate the Company to issue Debentures or other securities to any Person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding Common Stock or Common Stock Equivalents are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or other Person is required for the issuance and sale of the Debentures. There are no stockholders agreements, voting agreements or other similar agreements with respect to Debentures to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

6.7. Private Placement. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 5.7, no registration under the Securities Act is required for the offer and sale of the Debentures by the Company to the Subscribers as contemplated hereby.

6.8. Disclosure. All disclosure furnished by or on behalf of the Company to the Subscribers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5 hereof.

6.9. No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Debentures by any form of general solicitation or general advertising. The Company has offered the Debentures for sale only to the Subscribers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

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7. RISK FACTORS. THE SUBSCRIBER ACKNOWLEDGES THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE PURCHASE OF THE DEBENTURES AND THAT SUCH SECURITIES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER ENTIRE INVESTMENT. The Subscriber represents and warrants that he or she has carefully considered and reviewed all the information contained within the reports the Company files with the Securities and Exchange Commission (available at www.sec.gov) which are hereby incorporated by reference to this Agreement.

8. COVENANTS OF THE COMPANY AND SUBSCRIBER.

8.1. Expenses. Each Party is liable for, and shall pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

8.2. Sales by Subscribers. The Subscriber shall sell any and all Securities purchased hereby in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. The Subscriber will not make any sale, transfer or other disposition of the Debentures in violation of federal or state securities or “blue sky” laws and regulations.

9. USE OF PROCEEDS.

9.1. The Company shall use the first $110,000 of net proceeds, after deducting any fees and expenses related to the offering, to pay current two Lenders and repurchase [___________] shares of their Common Stock in the aggregate amount of $110,000. Thereafter, the Company intends to use a portion of the funds for legal, accounting and other expenses to be intended with its acquisition of HeadTrainer, Inc. and there to use the balance of the Offering Amount for general operating expenses and working capital.

10. MISCELLANEOUS.

10.1. Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of Wyoming without regard to the principles of conflict of laws. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated this Agreement shall be commenced in the state and federal courts sitting in the City of New York, County of New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Transaction Documents and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Transaction Documents or the transactions contemplated hereby or thereby. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other reasonable costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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10.2. Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by (e.g. electronic submission, facsimile transmission or e-mail of a copy of this Agreement bearing the signature of the party so delivering this Agreement).

10.3. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

10.4. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

10.5. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscriber and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

10.6. Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Except as set forth in herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

10.7. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Subscriber acknowledges that the Company will be assigning this Agreement and any rights or obligations hereunder without the prior written consent of the Subscriber and the Subscriber may not assign this Agreement or any rights or obligations hereunder upon the Closing without the prior written consent of the Company. This provision does not limit the Subscriber’s right to transfer the Debentures pursuant to the terms of this Agreement or to assign the Subscriber’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

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10.8. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

10.9. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

10.10. Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

10.11. Other Documents. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

10.12. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE FOREVER TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED THIS SUBSCRIPTION AGREEMENT ON THE DATE SET FORTH BELOW.

The undersigned Subscriber hereby subscribes for (_____) Debentures at the purchase price of $5,000 per Debenture for an aggregate investment of $_____________.

The Debentures are to be issued in the name of (check one box):

	____	individual name

	____	joint tenants with rights of survivorship

	____	tenants in the entirety

	____	corporation (an officer must sign)

	____	Partnership (all general partners must sign)

Date:

Print Name of Investor:

Signature of Investor:
(and title if signing on behalf of an entity)

Print Name of Joint Investor:

Signature of Joint Investor:

Address of Investor:

Social Security Number (if individual):

Tax Identification Number (if entity):

State of Organization (if entity):

AGREED TO AND ACCEPTED: As of _______, 2017

TELEHEALTHCARE, INC.

By:
Name:
Title:

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APPENDIX A

SERIES A CONVERTIBLE DEBENTURE

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APPENDIX B

SUBSCRIBER QUESTIONNAIRE

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CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Subscriber represents and warrants that he, she or it comes within category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you must exclude equity in personal property and real estate, including your principal residence, cash, short‑term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

The undersigned is a director or executive officer of the Company which is issuing and selling the Debentures.

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by Persons that are accredited Subscribers. (describe entity)

________________________________________________________

________________________________________________________

The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

________________________________________________________

________________________________________________________

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Debentures and with total assets in excess of $5,000,000. (describe entity)

________________________________________________________

________________________________________________________

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Debentures, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

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The undersigned is an entity (other than a trust) all of the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category H alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

______________________________________________________

The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties made by the undersigned in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)

(a)	For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)	For all Subscribers, please list types of prior investments:

(d)	For all Subscribers, please state whether you have you participated in other private placements before:

YES_______ NO_______

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private	Public or Private
	Companies	Companies	Companies

Frequently

Occasionally

Never

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(f)	For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______ NO_______

(g)	For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______ NO_______

(h)	For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______ NO_______

(i)	For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______ NO_______

(j)	For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______ NO_______

4.	FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________ No __________

If yes, please describe:

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If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

_________________________________

Name of FINRA Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

5. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company, its counsel and agents will rely on them.

Sign Name: ______________________________

Print Name: ______________________________

Date: ___________________

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SCHEDULE 6.6

CAPITALIZATION

Common Stock	88,373,000
Preferred Stock	0
Common Stock Warrants	193,650
Options	1,000,000

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